UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CRONOS GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O CRONOS GROUP INC.  111 PETER STREET, SUITE 300  TORONTO, ONTARIO, CANADA MV5 2H1  CRONOS GROUP INC.  2023 Annual Meeting  Vote by June 20, 2023 11:59 p.m. Toronto Time  You invested in CRONOS GROUP INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on June 22, 2023.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email  copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this  and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 22, 2023  11:00 AM Toronto Time  Virtually at: www.virtualshareholdermeeting.com/CRON2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V1.2  For complete information and to vote, visit www.ProxyVote.com  Control #  V10897-P91472

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Voting Items  Board Recommends  1. Election of Directors  Nominees:  1a. Jason Adler  For  1b. Kendrick Ashton, Jr.  For  1c. Kamran Khan  For  1d. Dominik Meier  For  1e. Michael Gorenstein  For  1f. Elizabeth Seegar  For  1g. James Rudyk  For  2. Adoption of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement dated April 28, 2023.  For  3. Appointment of KPMG LLP to serve as the Company’s registered independent public accounting firm for fiscal year 2023 and to authorize the board of directors of the Company to fix their remuneration.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under U.S. Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials, you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions on the reverse side to view the materials and vote online or request a paper copy of the materials at no charge. Proxy materials are available under our issuer profile at www.sedar.com and www.sec.gov/edgar as well as on our website at https://thecronosgroup.com.  V10898-P91472  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.